UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2012

Par Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-16203	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney, Suite 2025 Houston, Texas		77010
(Address of principal executive offices)		(Zip Code)

(713) 969-3293

(Registrant’s telephone number, including area code)

370 17th Street, Suite 4300

Denver, Colorado 80202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 15, 2012, Par Petroleum Corporation (the “Company”) entered into indemnification agreements (the “Indemnification Agreements”) with John T. Young, the Company’s Chief Executive Officer, Seth Bullock, the Company’s Chief Financial Officer, and each of the members of the Company’s Board of Directors (the “Board”), Jacob Mercer, William Monteleone, Benjamin Lurie, Michael Keener and L. Melvin Cooper. Under the Indemnification Agreements, the Company has agreed to, among other things, indemnify these individuals against certain liabilities that may arise in connection with their status or service as one of our directors or executive officers or in their capacity at other specified entities at which they may serve at our request and to advance their expenses incurred as a result of any proceeding for which they may be entitled to indemnification. The Indemnification Agreements are intended to provide indemnification rights to the fullest extent permitted by the General Corporation Law of the State of Delaware and are in addition to any other rights these individuals may have under the Company’s organizational documents or applicable law.

The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 15, 2012, the Board adopted a Code of Business Conduct and Ethics, applicable to employees, executive officers and directors (the “Code of Conduct”). The Code of Conduct covers topics such as compliance with laws, insider trading, international business laws, conflicts of interest, corporate opportunities, fair dealing, gifts and entertainment, protection and proper use of Company assets, confidentiality, media and public discussions, waivers of the Code of Conduct, compliance standards and procedures, among others.

The foregoing description of the Code of Conduct is qualified in its entirety by reference to the Code of Conduct, a copy of which is attached hereto as Exhibit 14.1 and incorporated herein by reference.

Item 8.01 Other Events.

The Company has moved its principal executive offices from Denver, Colorado to Houston, Texas. The new address is 1301 McKinney, Suite 2025, Houston, Texas 77010. The Company’s phone number at that address is (713) 969-3293 and the Company’s website is www.par-petro.com. Information contained on or accessible through the website is not incorporated by reference into or otherwise a part of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Indemnification Agreement between Par Petroleum Corporation and its Directors and Executive Officers.

14.1	Par Petroleum Corporation Code of Business Conduct and Ethics for Employees, Executive Officers and Directors, effective October 15, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Petroleum Corporation

Dated: October 19, 2012	/s/ R. Seth Bullock
R. Seth Bullock Chief Financial Officer

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